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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 3, 2001
               (DATE OF REPORT) (DATE OF EARLIEST EVENT REPORTED)

                              EXCO RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      TEXAS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             0-9204                                    74-1492779
      (COMMISSION FILE NO.)                 (IRS EMPLOYER IDENTIFICATION NO.)


                             6500 GREENVILLE AVENUE
                                SUITE 600, LB 17
                               DALLAS, TEXAS 75206
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 368-2084


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ITEM 5. OTHER EVENTS

On August 3, 2001, EXCO Resources, Inc. issued a press release announcing revised production and operating forecasts for 2001. EXCO is filing this report pursuant to Regulation FD in connection with its planned disclosure and discussion of the topics disclosed herein. This report will not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. The information "furnished" in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibits 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits.

         Number   Document

         99.1 EXCO Resources, Inc. Press Release Announcing Revised Production and Operating Forecasts for 2001 (filed herewith).




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                          EXCO RESOURCES, INC.


                          By:     /s/    J. DOUGLAS RAMSEY
                              -----------------------------------------------
                                 J. Douglas Ramsey, Vice President and Chief
                                 Financial Officer

Dated: August 13, 2001
















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                                INDEX TO EXHIBITS

        EXHIBIT
        NUMBER    DOCUMENT
        ------    --------

         99.1     EXCO Resources, Inc. Press Release Announcing Revised
                  Production and Operating Forecasts for 2001 (filed herewith).





















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